UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2010

SUMMIT HOTEL PROPERTIES, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-51955	20-0617340
(State or other jurisdiction	(Commission File Number)	(I.R.S. employer identification no.)
of incorporation or organization)

2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (605) 361-9566

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Company has received the Report of Independent Registered Public Accounting Firm KPMG LLP dated September 21, 2010, on the audit of the consolidated financial statements of the Company as of and for the six-month period ended June 30, 2010.  These financial statements are attached hereto in full as Exhibit 99.1, incorporated by reference herein. The Company’s quarterly report on Form 10-Q filed with the SEC on August 16, 2010 for the three and six months ended June 30, 2010 included the unaudited condensed consolidated financial statements as of June 30, 2010 and for the three and six-month periods ended June 30, 2010 and June 30, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1
Report of Independent Registered Public Accounting Firm KPMG LLP dated September 21, 2010; and the consolidated financial statements of the Company as of and for the six-month period ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, LLC

	By:	/s/ Kerry W. Boekelheide
		Name:	Kerry W. Boekelheide
		Title:	Chief Executive Officer

Dated: September 22, 2010

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1
Report of Independent Registered Public Accounting Firm KPMG LLP dated September 21, 2010; and the consolidated financial statements of the Company as of and for the six-month period ended June 30, 2010.